UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2019 (March 29, 2019)

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
On March 29, 2019, GameStop Corp. (the “Company”) entered into a cooperation agreement (the “Agreement”) with Permit Capital Enterprise Fund, L.P., Permit Capital, LLC, Permit Capital GP, L.P. and John C. Broderick (together, “Permit Enterprise”) and Hestia Capital Partners LP, Hestia Capital Management, LLC and Kurtis J. Wolf (together “Hestia Capital” and each of Hestia Capital and Permit Enterprise, an “Investor” and together, the “Investor Group”).
Pursuant to the Agreement, the Company has agreed to appoint a new independent director (the “Investor Nominee”) from among a group of candidates identified by the Investor Group to the Company’s Board of Directors (the “Board”) within 30 days of the date of the Agreement (the date of effectiveness of such appointment, the “Appointment Date”). The Investor Nominee will join the Nominating and Corporate Governance Committee and the Compensation Committee of the Board. The Board will also nominate the Investor Nominee at the 2019 annual meeting of the Company’s stockholders (the “2019 Annual Meeting”).
The Company has further agreed to nominate an additional director nominee (the “Company Nominee”) for election as a director of the Company at the 2019 Annual Meeting. The Company Nominee will be an independent director selected by the Board in its sole discretion, in reasonable consultation with the Investor Group. The Board may appoint the Company Nominee as a Company director prior to the 2019 Annual Meeting.
As part of the Agreement, the Investor Group has agreed to irrevocably withdraw, effective as of the Appointment Date, the nomination notice submitted by Hestia Capital to the Company on March 28, 2019, and each Investor has agreed to customary standstill provisions, which provide, among other things, that from the Appointment Date until the earlier of (i) the date that is 15 calendar days prior to the last day of the advance notice period for the submission by stockholders of director nominations for consideration at the 2020 annual meeting of the Company’s stockholders and (ii) any material breach of the Agreement by the Company (subject to a five business day remedy period if such material breach is capable of remedy), neither Investor will: (a) acquire beneficial ownership, directly or indirectly, in any securities of the Company (or any rights decoupled from such securities) that would result in such Investor owning, controlling or otherwise having any beneficial ownership interest in or aggregate economic exposure to more than 9.9% of the shares of the Company’s outstanding common stock, (b) seek or propose to influence or control the management or policies of the Company or (c) submit a proposal or request for or take any action in support of a proposal or request for certain extraordinary transactions, as further described in the Agreement.
Each Investor has also agreed that, during the term of the Agreement, it will vote its shares of the Company’s common stock at any meeting of the Company’s stockholders in favor of each director nominated and recommended by the Board for election at any such meeting.
A copy of the Agreement is filed with this Form 8-K as Exhibit 10.1 and incorporated by reference herein. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.
Item 7.01    Regulation FD Disclosure.
A copy of the Company’s press release announcing the entry into the Agreement is furnished with this Form 8-K as Exhibit 99.1.
The information furnished herewith pursuant to this Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Additional Information and Where to Find It
This filing may be deemed to be solicitation material in respect of the matters to be considered at the Company’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”). In connection with the 2019 Annual Meeting, the Company plans to file with the Securities and Exchange Commission (“SEC”) and furnish to the Company’s shareholders one or more proxy statements and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2019 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2019 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov or the Company’s website at http://investor.GameStop.com.

Participants in the Solicitation
The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company’s 2019 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the Company’s 2019 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the Company’s definitive proxy statement in connection with the Company’s 2019 Annual Meeting when filed with the SEC on Schedule 14A and the Company’s and such persons’ other filings with the SEC.

Forward Looking Statements
This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. Such statements include without limitation those about the Company’s expectations for fiscal 2018 and 2019, future financial and operating results, projections, expectations and other statements that are not historical facts. All statements regarding the Board’s review of strategic and financial alternatives and expected costs and benefits, including whether operating, strategic, financial and structural alternatives could unlock value, and statements regarding expected benefits from strategic partnerships, alliances and initiatives, are forward-looking statements. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual results to differ from those reflected or described in the forward-looking statements: the uncertain impact, effects and results of the board’s review of operating, strategic, financial and structural alternatives and the planned redemption of the $350 million in unsecured notes; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital and credit; our inability to obtain sufficient quantities of product to meet consumer demand; the timing of release and consumer demand for new and pre-owned products; our ability to continue to expand, and successfully open and operate new stores for our collectibles business; risks associated with achievement of anticipated financial and operating results from acquisitions; our ability to sustain and grow our console digital video game sales; the impact of goodwill and intangible asset impairments; cost reduction initiatives, including store closing costs; risks related to changes in, and our continued retention of, executive officers and other key personnel; changes in consumer preferences and economic conditions; increased operating costs, including wages; cyber security events and related costs; risks associated with international operations; increased competition and changing technology in the video game industry; changes in domestic or foreign laws and regulations that reduce consumer demand for, or increase prices of, our products or otherwise adversely affect our business; our effective tax rate and the factors affecting our effective tax rate, including changes in international, federal or state tax, trade and other laws and regulations; the costs and outcomes of legal proceedings and tax audits; our use of proceeds from the sale of our Spring Mobile business; and unexpected changes in the assumptions underlying our outlook for fiscal 2018 and fiscal 2019. Additional factors that could cause our results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's Annual Report on Form 10-K for the fiscal year ended February 3, 2018 filed with the SEC and available at the SEC's Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this filing speak only as of the date of this filing. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01      Financial Statements and Exhibits.
(d)        Exhibits.

10.1
Cooperation Agreement, dated as of March 29, 2019, by and among Permit Capital Enterprise Fund, L.P., Permit Capital, LLC, Permit Capital GP, L.P., John C. Broderick, Hestia Capital Partners LP, Hestia Capital Management, LLC, Kurtis J. Wolf and GameStop Corp.

99.1	Press Release issued by GameStop Corp., dated April 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: April 1, 2019	By:	/s/ ROBERT A. LLOYD
Name: Robert A. Lloyd Title: Chief Operating Officer and Chief Financial Officer